                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                      TROPICAL SPORTSWEAR INT'L CORPORATION
             (Exact name of registrant as specified in its charter)]

           Florida                     0-23161                59-3420305
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

            4902 W. Waters Avenue
                 Tampa, Florida                                    33634
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (813) 249-4900

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Item 5. Corporate Governance and Management

        5.03     Amendment to Bylaws.

        Section 4.19  of  the  bylaws of the Company is amended and  restated as follows:

        Section 4.19  Executive  Committee.   Subject to the  power of the Board
        to determine otherwise, the Executive Committee shall be composed of the
        Chief Executive Officer of the Corporation and three or more  members of the Board,  each of whom  satisfies  the  independence,  experience  and composition requirements of the  Nasdaq  Rules,  the  Exchange  Act  and
        Sarbanes-Oxley.   The  Executive  Committee  shall  be  responsible  for
        performing all tasks on any matter  that requires Board approval between regularly  scheduled Board meetings that cannot  reasonably be postponed until the next Board meeting to the extent permitted by these Bylaws and applicable law.  The Board  reserves the authority to establish specific guidelines for  the  Executive Committee and  the authority to establish the Chairman of the Executive Committee.

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                                   SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act of 1934, the
registrant has duly caused this  report to  be  signed  on  its  behalf  by  the undersigned hereunto duly authorized.

                                      TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 29, 2004                By:  /s/ Robin J. Cohan
                                           Robin J. Cohan
                                           Executive Vice President and
                                           Chief Financial Officer